                                                                   Exhibit 3-269
--------------------------------------------------------------------------------

DSCB 204 (Rev 81)                                      PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
             ARTICLES OF INCORPORATION                 |X| DOMESTIC BUSINESS CORPORATION

                                                       |_| DOMESTIC BUSINESS CORPORATION                             FEE
                                                           A CLOSE CORPORATION - COMPLETE BACK                    $ 75.00
    COMMONWEALTH OF PENNSYLVANIA
 DEPARTMENT OF STATE - CORPORATION BUREAU             |_| DOMESTIC PROFESSIONAL CORPORATION
308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120            ENTER BOARD LICENSE NO.

--------------------------------------------------------------------------------
010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT
UNDER 15 P3.2908 B)
     Genesis Health Ventures of Brackenridge, Inc.
--------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT
ACCEPTABLE)
      148 West State Street, Suite 100
--------------------------------------------------------------------------------
012 CITY                033 COUNTY          013 STATE        064 ZIP CODE
   Kennett Square        Chester             Pennsylvania          19348
-------------------------------------------------------------------------------
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

     To have unlimited power to engage in, or to do any lawful act concerning, any and all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law, Act of May 5, 1933, as amended, and to own and operate nursing homes and convalescent centers and other related health care activities.


(ATTACH 8 1/2 x 11 SHEET IF NECESSARY
-------------------------------------------------------------------------------
The Aggregate Number Shares, Classes of Shares and Par Value of Shares Which the Corporation Shall have Authority to Issue:


040 Number and Class of Shares          041 Stated Par Value Per       042 Total Authorized Capital        031 Term of Existence
                                            Share if any
    1,000 shares Common Stock                $1.00                          $1,000                              Perpetual

--------------------------------------------------------------------------------
The Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each incorporator:

                          061, 062
060 Name                  063, 064 Address         (Street, City, State, Zip Code)                    Number & Class of Shares
-----------------------------------------------------------------------------------------------------------------------------------
  Fred J. Berg            Four Penn Center, Phila., PA 19103                                                      1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               (ATTACH 81/2 x 11 SHEET IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------------------

  IN TESTIMONY WHEREOF, THE INCORPORATOR HAS SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS 26th DAY OF December 1986.

                                              /s/ Fred J. Berg
-----------------------------------          -----------------------------------
                                             Fred J. Berg
-----------------------------------          -----------------------------------

-------------------------------------------------------------------------------
                            - FOR OFFICE USE ONLY -
-------------------------------------------------------------------------------

030 FILED                      002 CODE                003REV BOX        SEQUENTIAL NO.    100 MICROFILM NUMBER
                                                                             14878                      8707 604
                              ----------------------------------------------------------------------------------------
                               REVIEWED BY             004SICC            AMOUNT           001 CORPORATION NUMBER
        DEC 29 1986            [graphic omitted]                          $  75                           957337
                              -----------------------
    [graphic omitted]          DATE APPROVED
                                                                          [graphic omitted]
     Secretary of the         ----------------------------------------------------------------------------------------
       Commonwealth            DATE REJECTED            CERTIFY TO        INPUT BY         LOG IN     LOG IN (REFILE)
   Department of State                                  |X| REV
     Commonwealth of          -----------------------   |X| L & I        ---------------------------------------------
      Pennsylvania             MAILED BY DATE           |_| OTHER         VERIFIED BY      LOG OUT    LOG OUT (REFILE)
                                                                          [graphic omitted]

                                                                       8707 605

                          Commonwealth of Pennsylvania

                              Department of State

                               [graphic omitted]

                          CERTIFICATE OF INCORPORATION

                  Office of the Secretary of the Commonwealth

              To All to Whom These Presents Shall Come, Greeting:

Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

Whereas, The stipulations and conditions of the Law have been fully complied with by

                 GENESIS HEALTH VENTURES OF BRACKENRIDGE, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.
   Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                         Given under my Hand and the Great Seal of the
 [graphic omitted]             Commonwealth, at the City of Harrisburg, this
                               29th day of December in the year of our Lord one thousand nine hundred and eighty-six and of the Commonwealth the two hundred eleventh

                                        [graphic omitted]
                               ------------------------------------------------
                                  Secretary of the Commonwealth


                                                                        0957337



      BLANK ROME COMISKY & MCCAULEY ESQS
      ATTN: FRED BERG
      4 PENN CENTER PLAZA
      PHILADELPHIA, PA 19103

Microfilm Number____           Filed with the Department of State on JAN 28 1993

                                     /s/        [graphic omitted]
Entity Number 957337           -------------------------------------------------
                                          Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)


Indicate type of entity (check one):

|X| Domestic Business Corporation (15 Pa.C.S. ss. 1507)      |_| Foreign Nonprofit Corporation (15 Pa. C.S. ss. 6144)

|_| Foreign Business Corporation (15 Pa.C.S. ss. 4144)       |_| Domestic Limited Partnership (15 Pa.C.S. ss. 8506)

|_| Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring, to effect a change registered office, hereby states that:

1.   The name of the corporation is: GENESIS HEALTH VENTURES OF BRACKENRIDGE,
     INC.

-------------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):


  (a)    148 West State Street, Kennett Square, PA 19348       Chester
     ---------------------------------------------------------------------------
        Number and Street       City       State      Zip          County

  (b)  c/o:
           ---------------------------------------------------------------------
           Name of Commercial Registered Office Provider           County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

   (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

   -----------------------------------------------------------------------------
        Number and Street       City       State      Zip          County

   (b) The registered office of the corporation or limited partnership shall be provided by:

        c/o:           C T CORPORATION SYSTEM                 Chester
            --------------------------------------------------------------------
            Name of Commercial Registered Office Provider          County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

(PA-429-10/1/92)

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 27th day of January, 1993.


                                   GENESIS HEALTH VENTURES OF BRACKENRIDGE, INC.
                                   ---------------------------------------------
                                   Name of Corporation/Limited Partnership

                                   BY: /s/    [graphic omitted]
                                   ---------------------------------------------
                                        (Signature)

                                   TITLE:  Assistant Secretary
                                   ---------------------------------------------


(PA-429)
                                                                 93 Jan PM 12:19
                                                               PA Dept. of State

Microfilm Number____           Filed with the Department of State on FEB 27 1995

                                  /s/       [graphic omitted]
Entity Number 957337           ------------------------------------------------
                                      Acting Secretary of the Commonwealth


              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB: 15-1915 (Rev 90)


   In compliance with the requirements of 15 Pa.C.S. ss. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is: GENESIS HEALTH VENTURES OF BRACKENRIDGE, INC.

-------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) 148 West State Street,   Kennett Square,  PA   19348    Chester County
       -------------------------------------------------------------------------
       Number and Street        City        State      Zip       County

   (b) c/o:
           ---------------------------------------------------------------------
           Name of Commercial Registered Office Provider         County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.


3. The statute by or under which it was incorporated is: Pennsylvania Business Law, Act of May 5, 1933, P.L., as amended

4. The date of its incorporation is: 12/29/86

5. (Check, and if appropriate complete, one of the following):

   |X| The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

   |_| The amendment shall be effective on:  _____________ at  ____________
                                                  Date             Hour

6. (Check one of the following):

   |X| The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. ss. 1914(a) and (b).

   |_| The amendment was adopted by the board of directors pursuant to 15
       Pa.C.S. ss. 1914(c).

7. (Check, and if appropriate complete, one of the following):

   |X| The amendment adopted by the corporation, set forth in full, is as follows:

       1. The name of the corporation is State Street Associates, Inc.

(PA. - 1427 - 10/9/92)

   Feb 27 95
PA Dept of State

DSCB: 15-1915 (Rev 90)-2

   |_| The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.

8. |_| The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 24th day of February, 1995.



                                   Genesis Health Ventures of Brackenridge, Inc.
                                   ---------------------------------------------
                                   (Name of Corporation)

                                   BY: /s/     [graphic omitted]
                                   ---------------------------------------------
                                        (Signature)

                                   TITLE:
                                   ---------------------------------------------

Microfilm Number____           Filed with the Department of State on JUN 13 1996

                                    /s/         [graphic omitted]
Entity Number 957337           -------------------------------------------------
                                          Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)


Indicate type of entity (check one):

|X| Domestic Business Corporation (15 Pa.C.S. ss. 1507)      |_| Foreign Nonprofit Corporation (15 Pa. C.S. ss. 6144)

|_| Foreign Business Corporation (15 Pa.C.S. ss. 4144)       |_| Domestic Limited Corporation (15 Pa.C.S. ss. 8506)

|_| Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring, to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is: State Street Associates, Inc.

   -----------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

  (a)  1635 Market Street,   Philadelphia,  PA  19103, Philadelphia County
      --------------------------------------------------------------------------
        Number and Street        City       State      Zip        County

  (b) c/o  C.T. Corporation System
         -----------------------------------------------------------------------
         Name of Commercial Registered Office Provider             County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

   (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

       148 W. State Street,   Kennett Square,   PA   19348    Chester County
       -------------------------------------------------------------------------
       Number and Street        City        State      Zip          County

     (b)  c/o:
              ------------------------------------------------------------------
              Name of Commercial Registered Office Provider         County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed (the county in which the corporation or limited partnership is located for venue and official publication purposes.

(PA. - 429 - 10/1/92)

   JUN 13 96
PA Dept. of State

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 10th day of June, 1996.

                                          State Street Associates, Inc.
                                     -------------------------------------------
                                        Name of Corporation/Limited Partnership


                                     BY: /s/ Ira C. Subernick
                                        ----------------------------------------
                                             Ira C. Subernick Esquire
                                                   (Signature)

                                     TITLE:   Corporate Secretary
                                           -------------------------------------


(PA. - 429)